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As filed with the Securities and Exchange Commission on June 23, 2005

Registration No. 333-116749

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 4 to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Atlantic Express Transportation Corp.
Subsidiary Guarantors Listed On Schedule A Hereto
(Exact names of registrants as specified in their charters)

New York	4151	13-392-4567
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

7 North Street
Staten Island, New York 10302-1205
(718) 442-7000
(Address, including zip code, and telephone number, including area code, of each of the registrants' principal executive offices)

Neil J. Abitabilo
Chief Financial Officer
7 North Street
Staten Island, New York 10302-1205
(718) 556-8079
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Robert A. Zuccaro, Esq.
Latham & Watkins LLP
885 Third Avenue Suite 1000
New York, New York 10022-4802
(212) 906-1200

        Approximate date of commencement of proposed exchange offer:    As soon as practicable after the effective date of this registration statement.

        If any of the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A
SUBSIDIARY GUARANTORS

Company	Place of Organization
180 Jamaica Corp.	New York
201 West Sotello Realty, Inc.	California
Amboy Bus Co., Inc.	New York
Atlantic Express Coachways, Inc.	New Jersey
Atlantic Express New England, Inc.	Massachusetts
Atlantic Express of California, Inc.	California
Atlantic Express of Illinois, Inc.	Illinois
Atlantic Express of L.A. Inc.	California
Atlantic Express of Missouri Inc.	Missouri
Atlantic Express of New Jersey, Inc.	New Jersey
Atlantic Express of Pennsylvania, Inc.	Delaware
Atlantic Paratrans of Arizona, Inc.	Arizona
Atlantic Paratrans of NYC, Inc.	New York
Atlantic Paratrans, Inc.	New York
Atlantic Queens Bus Corp.	New York
Atlantic Transit, Corp.	New York
Atlantic-Conn. Transit, Inc.	Connecticut
Atlantic-Hudson, Inc.	New York
Block 7932, Inc.	New York
Brookfield Transit Inc.	New York
Central New York Reorganization Corp.	New York
Courtesy Bus Co., Inc.	New York
Fiore Bus Service, Inc.	Massachusetts
Groom Transportation, Inc.	Massachusetts
G.V.D. Leasing Co., Inc.	New York
James McCarty Limo Service, Inc.	Massachusetts
Jersey Bus Sales, Inc.	New Jersey
Jersey Business Land Co., Inc.	New Jersey
K. Corr, Inc.	New York
Merit Transportation Corp.	New York
Metro Affiliates, Inc.	New York
Metropolitan Escort Service, Inc.	New York
Midway Leasing Inc.	New York
Mountain Transit, Inc.	Vermont
R. Fiore Bus Service, Inc.	Massachusetts
Raybern Bus Service, Inc.	New York
Raybern Capital Corp.	New York
Raybern Equity Corp.	New York
Robert L. McCarthy & Son, Inc.	Massachusetts
Staten Island Bus, Inc.	New York
Temporary Transit Service, Inc.	New York
T-NT Bus Service, Inc.	New York
Transcomm, Inc.	Massachusetts
Winsale, Inc.	New Jersey
Wrightholm Bus Line, Inc.	Vermont

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Data Schedules.

  (A)
  Exhibits

        The following is a list of all the exhibits filed as part of the Registration Statement.

3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 of the Company's Annual Report on Form 10-K, filed with the SEC on October 15, 1997, File No. 333-25507).
3.2	Certificate of Amendment, dated November 19, 2003, to the Certificate of Incorporation of the Company.
3.3	Certificate of Amendment, dated April 20, 2004, to the Certificate of Incorporation of the Company.
3.4	Amended and Restated By-Laws of the Company.
4.1	Indenture, dated April 22, 2004, relating to the 12% Senior Secured Notes due 2008 and the Senior Secured Floating Rate Notes due 2008, among the Company, the guarantors party thereto and The Bank of New York, as trustee and collateral agent.
4.2	Registration Rights Agreement, dated April 22, 2004, between the Company and Jefferies & Company, Inc., as initial purchaser.
4.3	Warrant Agreement, dated April 22, 2004, between the Company and The Bank of New York, as warrant agent.
4.4	Equity Registration Rights Agreement, dated April 22, 2004, among the Company, Atlantic Express Transportation Group, Inc., and Jefferies & Company, Inc., as initial purchaser.
4.5	Security Agreement, dated April 22, 2004, among the Company, the guarantors party thereto and The Bank of New York, as collateral agent.
4.6	Intercreditor Agreement, dated April 22, 2004, among the Company, The Bank of New York, as collateral agent, and Congress Financial Corporation, as revolving loan agent.
4.7	Supplemental Indenture, dated March 3, 2005, among the Company, the guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.8	Note and Warrant Purchase Agreement, among the Company, the guarantors party thereto, and Airlie Opportunity Capital Management, L.P., dated March 3, 2005 (incorporated by reference to Exhibit 4.2 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.9	Promissory Note, dated March 3, 2005 (incorporated by reference to Exhibit 4.3 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.10	Warrant, dated March 3, 2005 (incorporated by reference to Exhibit 4.4 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.11	Equity Registration Rights Agreement, dated March 3, 2005, among the Company, Atlantic Express Transportation Group, Inc. and Airlie Opportunity Capital Management, L.P. (incorporated by reference to Exhibit 4.5 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.12	Amended and Restated Intercreditor Agreement, dated March 3, 2005, among the Company, the guarantors party thereto, The Bank of New York, as collateral agent, Airlie Opportunity Capital Management, L.P. and Wachovia Bank, National Association (incorporated by reference to Exhibit 4.6 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).

4.13	Security Agreement, dated March 3, 2005, among the Company, the guarantors party thereto and Airlie Opportunity Capital Management, L.P. (incorporated by reference to Exhibit 4.7 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
5.2*	Opinion of Latham & Watkins LLP, local counsel to the Company.
5.3*	Opinion of Day, Berry & Howard LLP, local counsel to the Company.
5.4*	Opinion of Day, Berry & Howard LLP, local counsel to the Company.
5.5*	Opinion of David S. Chien, Esq., local counsel to the Company.
5.6*	Opinion of Silverman Sclar Shin & Byrne PLLC, local counsel to the Company.
5.7*	Opinion of Spencer Fane Britt & Browne LLP, local counsel to the Company.
5.8*	Opinion of Gallagher & Kennedy, P.A., local counsel to the Company.
5.1	Opinion of Latham & Watkins LLP, special counsel to the Company.
10.1	Second Amended and Restated Loan and Security Agreement, dated April 22, 2004.
10.2	Fourth Amended and Restated Employment Agreement, dated November 25, 2003, among, Atlantic Express Transportation Group Inc., the Company and Domenic Gatto.
10.3	Amendment, dated April 20, 2004, to Employment Agreement of Domenic Gatto.
10.4	Retention Agreement, dated December 24, 2003, between Atlantic Express Transportation Group Inc. and Peter Frank.
10.5	Employment Agreement, dated September 2, 2003, between Atlantic Express Transportation Group Inc., the Company and Neil Abitabilo.
10.6	Advisory Services Agreement, dated December 24, 2003, among Atlantic Express Transportation Group Inc., the Company and GSCP, Inc.
10.7	Stockholders Agreement, dated as of December 24, 2003, between Atlantic Express Transportation Group Inc. and its stockholders.
10.8	The Board of Education of the City of New York, serial no. 0070, dated July 19, 1979 (incorporated by reference to Exhibit 10.12 of the Company's Annual Report on Form 10-K, filed with the SEC on October 15, 1997, File No. 333-25507).
10.9	The Board of Education of the City of New York, serial no. 8108 (incorporated by reference to Exhibit 10.13 of the Company's Annual Report on Form 10-K, filed with the SEC on October 15, 1997, File No. 333-25507).
10.10	Extension and Eleventh Amendment of Contract for Special Education Pupil Transportation Services by and among The Board of Education of the City of New York, Amboy Bus Co., Inc. and Staten Island Bus, Inc.
10.11	The Board of Education of the City of New York, serial no. 9888 by and between The Board of Education of the City of New York and Amboy Bus Co., Inc. (incorporated by reference to Exhibit 10.15 of the Company's Annual Report on Form 10-K, filed with the SEC on October 15, 1997, File No. 333-25507).
10.12	Extension and Ninth Amendment of Contract for Regular Education Pupil Transportation Services, by and between The Board of Education of the City of New York and Amboy Bus Co., Inc.
10.13	Memorandum of Understanding, dated February 27, 2003, among The Board of Education of the City of New York and various school bus transportation providers, including Amboy Bus Co., Inc. and Staten Island Bus, Inc.
10.14	New York City Transit Authority Contract #00D7815B, dated July 2001, by and between New York City Transit Authority and Atlantic Paratrans, Inc.
10.15	Tax Sharing Agreement, dated as of December 22, 2000, between Atlantic Express Transportation Group Inc. and the Company.
10.16	Senior Unsecured Term Note, dated as of August 5, 2004 among Atlantic Express Transportation Corp. and GSCP II Holdings (AE), L.L.C. and GSC Recovery II, L.P.
10.17	Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated October 14, 2004.
10.18	Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, dated January 19, 2005 (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).

10.19	Waiver Agreement, dated January 19, 2005 (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
10.20	Letter Agreement, dated January 13, 2005 (incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
10.21	Letter Agreement, dated March 2, 2005 (incorporated by reference to Exhibit 10.4 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
10.22	Amendment No. 5 to Second Amended and Restated Loan and Security Agreement, dated March 3, 2005 (incorporated by reference to Exhibit 10.5 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
10.23	Contract of Sale, dated April 15, 2005, for the real property located in Bronx, New York (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K, filed with the SEC on April 21, 2005, File No. 000-24247) .
10.24	Lease, for the real property located in Bronx, New York (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K, filed with the SEC on April 21, 2005, File No. 000-24247) ..
10.25	Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, dated April 12, 2005, for the real property located in Los Angeles, California (incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K, filed with the SEC on April 21, 2005, File No. 000-24247) .
10.26	Standard Industrial/Commercial Single-Tenant Lease, dated April 12, 2005, for the real property located in Los Angeles, California (incorporated by reference to Exhibit 10.4 of the Company's Current Report on Form 8-K, filed with the SEC on April 21, 2005, File No. 000-24247) .
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.
16.1	Letter of Ernst & Young LLP, dated November 10, 2004.
21.1	Subsidiaries of the Registrant.
23.1	Consent of Latham & Watkins LLP, special counsel to the Company (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP, dated June 8, 2005.
23.3	Consent of BDO Seidman, LLP, dated June 8, 2005.
24.1	Power of Attorney.
25.1	Statement of Eligibility of The Bank of New York, as trustee, on Form T-1.
99.1	Form of Letter of Transmittal.
99.2	Form of Notice of Guaranteed Delivery.
99.3	Form of Letter to Registered Holders and DTC Participants.
99.4	Form of Letter to Clients.
99.5	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
99.6	Press Release, dated February 15, 2005 (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
99.7	Press Release, dated March 1, 2005 (incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
99.8	Press Release, dated March 4, 2005 (incorporated by reference to Exhibit 99.3 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).

*
Filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Act, Atlantic Express Transportation Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Staten Island, State of New York, on June 23, 2005.

ATLANTIC EXPRESS TRANSPORTATION CORP.
By:	/s/ NEIL J. ABITABILO Neil J. Abitabilo Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on June 23, 2005.

SIGNATURE	TITLE

* Peter Frank	Chairman of the Board of Directors
* Domenic Gatto	Director, Chief Executive Officer and President (Principal Executive Officer)
* Matthew Kaufman	Director
/s/ NEIL J. ABITABILO Neil J. Abitabilo	Chief Financial Officer (Principal Financial and Accounting Officer)

* By:	/s/ NEIL J. ABITABILO Neil J. Abitabilo Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule A hereto certifies that it reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Staten Island, State of New York, on June 23, 2005.

On behalf of each Subsidiary Guarantor listed on Schedule A hereto.
By:	/s/ NEIL J. ABITABILO Neil J. Abitabilo Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on June 23, 2005.

SIGNATURE	TITLE

* Peter Frank	Chairman of the Board of Directors
* Domenic Gatto	Director, Chief Executive Officer and President (Principal Executive Officer)
* Matthew Kaufman	Director
/s/ NEIL J. ABITABILO Neil J. Abitabilo	Chief Financial Officer (Principal Financial and Accounting Officer)

* By:	/s/ NEIL J. ABITABILO Neil J. Abitabilo Attorney-in-Fact

EXHIBIT LIST

3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 of the Company's Annual Report on Form 10-K, filed with the SEC on October 15, 1997, File No. 333-25507).
3.2	Certificate of Amendment, dated November 19, 2003, to the Certificate of Incorporation of the Company.
3.3	Certificate of Amendment, dated April 20, 2004, to the Certificate of Incorporation of the Company.
3.4	Amended and Restated By-Laws of the Company.
4.1	Indenture, dated April 22, 2004, relating to the 12% Senior Secured Notes due 2008 and the Senior Secured Floating Rate Notes due 2008, among the Company, the guarantors party thereto and The Bank of New York, as trustee and collateral agent.
4.2	Registration Rights Agreement, dated April 22, 2004, between the Company and Jefferies & Company, Inc., as initial purchaser.
4.3	Warrant Agreement, dated April 22, 2004, between the Company and The Bank of New York, as warrant agent.
4.4	Equity Registration Rights Agreement, dated April 22, 2004, among the Company, Atlantic Express Transportation Group, Inc., and Jefferies & Company, Inc., as initial purchaser.
4.5	Security Agreement, dated April 22, 2004, among the Company, the guarantors party thereto and The Bank of New York, as collateral agent.
4.6	Intercreditor Agreement, dated April 22, 2004, among the Company, The Bank of New York, as collateral agent, and Congress Financial Corporation, as revolving loan agent.
4.7	Supplemental Indenture, dated March 3, 2005, among the Company, the guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.8	Note and Warrant Purchase Agreement, among the Company, the guarantors party thereto, and Airlie Opportunity Capital Management, L.P., dated March 3, 2005 (incorporated by reference to Exhibit 4.2 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.9	Promissory Note, dated March 3, 2005 (incorporated by reference to Exhibit 4.3 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.10	Warrant, dated March 3, 2005 (incorporated by reference to Exhibit 4.4 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.11	Equity Registration Rights Agreement, dated March 3, 2005, among the Company, Atlantic Express Transportation Group, Inc. and Airlie Opportunity Capital Management, L.P. (incorporated by reference to Exhibit 4.5 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.12	Amended and Restated Intercreditor Agreement, dated March 3, 2005, among the Company, the guarantors party thereto, The Bank of New York, as collateral agent, Airlie Opportunity Capital Management, L.P. and Wachovia Bank, National Association (incorporated by reference to Exhibit 4.6 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
4.13	Security Agreement, dated March 3, 2005, among the Company, the guarantors party thereto and Airlie Opportunity Capital Management, L.P. (incorporated by reference to Exhibit 4.7 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
5.1	Opinion of Latham & Watkins LLP, special counsel to the Company.
5.2*	Opinion of Latham & Watkins LLP, local counsel to the Company.
5.3*	Opinion of Day, Berry & Howard LLP, local counsel to the Company.
5.4*	Opinion of Day, Berry & Howard LLP, local counsel to the Company.

5.5*	Opinion of David S. Chien, Esq., local counsel to the Company.
5.6*	Opinion of Silverman Sclar Shin & Byrne PLLC, local counsel to the Company.
5.7*	Opinion of Spencer Fane Britt & Browne LLP, local counsel to the Company.
5.8*	Opinion of Gallagher & Kennedy, P.A., local counsel to the Company.
10.1	Second Amended and Restated Loan and Security Agreement, dated April 22, 2004.
10.2	Fourth Amended and Restated Employment Agreement, dated November 25, 2003, among, Atlantic Express Transportation Group Inc., the Company and Domenic Gatto.
10.3	Amendment, dated April 20, 2004, to Employment Agreement of Domenic Gatto.
10.4	Retention Agreement, dated December 24, 2003, between Atlantic Express Transportation Group Inc. and Peter Frank.
10.5	Employment Agreement, dated September 2, 2003, between Atlantic Express Transportation Group Inc., the Company and Neil Abitabilo.
10.6	Advisory Services Agreement, dated December 24, 2003, among Atlantic Express Transportation Group Inc., the Company and GSCP, Inc.
10.7	Stockholders Agreement, dated as of December 24, 2003, between Atlantic Express Transportation Group Inc. and its stockholders.
10.8	The Board of Education of the City of New York, serial no. 0070, dated July 19, 1979 (incorporated by reference to Exhibit 10.12 of the Company's Annual Report on Form 10-K, filed with the SEC on October 15, 1997, File No. 333-25507).
10.9	The Board of Education of the City of New York, serial no. 8108 (incorporated by reference to Exhibit 10.13 of the Company's Annual Report on Form 10-K, filed with the SEC on October 15, 1997, File No. 333-25507).
10.10	Extension and Eleventh Amendment of Contract for Special Education Pupil Transportation Services by and among The Board of Education of the City of New York, Amboy Bus Co., Inc. and Staten Island Bus, Inc.
10.11	The Board of Education of the City of New York, serial no. 9888 by and between The Board of Education of the City of New York and Amboy Bus Co., Inc. (incorporated by reference to Exhibit 10.15 of the Company's Annual Report on Form 10-K, filed with the SEC on October 15, 1997, File No. 333-25507).
10.12	Extension and Ninth Amendment of Contract for Regular Education Pupil Transportation Services, by and between The Board of Education of the City of New York and Amboy Bus Co., Inc.
10.13	Memorandum of Understanding, dated February 27, 2003, among The Board of Education of the City of New York and various school bus transportation providers, including Amboy Bus Co., Inc. and Staten Island Bus, Inc.
10.14	New York City Transit Authority Contract #00D7815B, dated July 2001, by and between New York City Transit Authority and Atlantic Paratrans, Inc.
10.15	Tax Sharing Agreement, dated as of December 22, 2000, between Atlantic Express Transportation Group Inc. and the Company.
10.16	Senior Unsecured Term Note, dated as of August 5, 2004 among Atlantic Express Transportation Corp. and GSCP II Holdings (AE), L.L.C. and GSC Recovery II, L.P.
10.17	Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated October 14, 2004.
10.18	Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, dated January 19, 2005 (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
10.19	Waiver Agreement, dated January 19, 2005 (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
10.20	Letter Agreement, dated January 13, 2005 (incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).

10.21	Letter Agreement, dated March 2, 2005 (incorporated by reference to Exhibit 10.4 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
10.22	Amendment No. 5 to Second Amended and Restated Loan and Security Agreement, dated March 3, 2005 (incorporated by reference to Exhibit 10.5 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
10.23	Contract of Sale, dated April 15, 2005, for the real property located in Bronx, New York (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K, filed with the SEC on April 21, 2005, File No. 000-24247).
10.24	Lease, for the real property located in Bronx, New York (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K, filed with the SEC on April 21, 2005, File No. 000-24247).
10.25	Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, dated April 12, 2005, for the real property located in Los Angeles, California (incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K, filed with the SEC on April 21, 2005, File No. 000-24247).
10.26	Standard Industrial/Commercial Single-Tenant Lease, dated April 12, 2005, for the real property located in Los Angeles, California (incorporated by reference to Exhibit 10.4 of the Company's Current Report on Form 8-K, filed with the SEC on April 21, 2005, File No. 000-24247).
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.
16.1	Letter of Ernst & Young LLP, dated November 10, 2004.
21.1	Subsidiaries of the Registrant.
23.1	Consent of Latham & Watkins LLP, special counsel to the Company (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP, dated June 8, 2005.
23.3	Consent of BDO Seidman, LLP, dated June 8, 2005.
24.1	Power of Attorney.
25.1	Statement of Eligibility of The Bank of New York, as trustee, on Form T-1.
99.1	Form of Letter of Transmittal.
99.2	Form of Notice of Guaranteed Delivery.
99.3	Form of Letter to Registered Holders and DTC Participants.
99.4	Form of Letter to Clients.
99.5	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
99.6	Press Release, dated February 15, 2005 (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
99.7	Press Release, dated March 1, 2005 (incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).
99.8	Press Release, dated March 4, 2005 (incorporated by reference to Exhibit 99.3 of the Company's Current Report on Form 8-K, filed with the SEC on March 7, 2005, File No. 000-24247).

*
Filed herewith

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SCHEDULE A SUBSIDIARY GUARANTORS
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT LIST